Computer Equity Corporation and
Subsidiaries

Consolidated Financial Statements and Report of Independent Certified Public Accountants

February 29, 2000 and February 28, 1999
----------------------------------------------

Computer Equity Corporation and Subsidiaries

Contents
--------------------------------------------------------------------------------

Report of Independent Certified Public Accountants                             3

Consolidated Financial Statements

     Consolidated Balance Sheets                                               4

     Consolidated Statements of Income                                         5

     Consolidated Statements of Stockholders' Equity                           6

     Consolidated Statements of Cash Flows                                     7

     Notes to Consolidated Financial Statements                             8-13

Accountants and                                               Grant Thornton
Management Consultants                                        Grant Thornton LLP
The US Member Firm of
Grant Thornton International



Report of Independent Certified Public Accountants


Board of Directors
Computer Equity Corporation and Subsidiaries


We have audited the accompanying consolidated balance sheets of Computer Equity Corporation and Subsidiaries (the Company) as of February 29, 2000 and February 28, 1999, and the related consolidated statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Computer Equity Corporation and Subsidiaries as of February 29, 2000 and February 28, 1999, and the consolidated results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.


/s/ Grant Thornton LLP

Vienna, Virginia
April 28, 2000


Suite 375
2070 Chain Bridge Road
Vienna, VA 22182-2536
Tel:  703-847-7500
Fax:  703-848-9580

Computer Equity Corporation and Subsidiaries


Consolidated Balance Sheets

------------------------------------------------------------------------------------------
                                                        February 29,         February 28,
                                                           2000                  1999
------------------------------------------------------------------------------------------

Assets

Current Assets

     Cash and cash equivalents                         $   4,970,000        $   4,965,000
     Short-term investments                                2,654,000                  ---
     Accounts receivable                                   9,766,000            8,315,000
     Inventories                                             130,000              903,000
                                                       ----------------------------------

Total Current Assets                                      17,520,000           14,183,000

Equipment Held for Lease, net of accumulated
     depreciation of $1,097,000 and $838,000
     in 2000 and 1999, respectively                          334,000              886,000

Property and Equipment, net of accumulated
     depreciation and amortization                           170,000              150,000

Other Assets                                                  18,000              109,000
                                                       ----------------------------------

                                                       $  18,042,000        $  15,328,000
-----------------------------------------------------------------------------------------

Liabilities and Stockholders' Equity

Current Liabilities
     Accounts payable and accrued expenses             $   8,688,000        $   8,185,000

Deferred Income Taxes                                        267,000               95,000

Stockholders' Equity
     Common stock,  $.01 par value;  authorized
     10,000,000  shares;  issued and outstanding,
     4,816,846 and 4,811,986 shares in 2000 and
     1999, respectively                                       48,000               48,000
     Capital in excess of par                                 61,000               59,000
     Retained earnings                                     8,978,000            6,941,000
                                                       ----------------------------------

                                                           9,087,000            7,048,000
                                                       ----------------------------------
                                                       $  18,042,000        $  15,328,000
-----------------------------------------------------------------------------------------

                The accompanying notes are an integral part of these statements.
                                                                               4

Computer Equity Corporation and Subsidiaries


Consolidated Statements of Income

------------------------------------------------------------------------------------------
                                                        February 29,         February 28,
Year ended                                                  2000                  1999
------------------------------------------------------------------------------------------

Revenue
     Sales                                             $  31,382,000        $  30,982,000

Costs and Expenses
     Cost of sales                                        24,760,000           24,482,000
     General, administrative and other                     4,490,000            3,823,000
     Depreciation and amortization                           498,000              331,000
                                                       ----------------------------------

Income from Operations                                     1,634,000            2,346,000

Investment Income                                          1,676,000              231,000
                                                       ----------------------------------

Income Before Provision for Income Taxes                   3,310,000            2,577,000

Provision for Income Taxes                                 1,273,000            1,032,000
                                                       ----------------------------------

Net Income                                             $   2,037,000        $   1,545,000
-----------------------------------------------------------------------------------------

                The accompanying notes are an integral part of these statements.

Computer Equity Corporation and Subsidiaries



Consolidated Statements of Stockholders' Equity
--------------------------------------------------------------------------------
Years ended February 29, 2000 and February 28, 1999
--------------------------------------------------------------------------------

                                                                          Capital                               Total
                                                Common Stock             In Excess          Retained         Stockholders'
                                            Shares        Amount          of Par            Earnings            Equity
-------------------------------------------------------------------------------------------------------------------------------
Balance, March 1, 1998                    4,796,326      $ 48,000         $ 32,000         $5,396,000          $5,476,000

  Exercise of stock options                   6,660           ---           12,000                ---              12,000
  Issuance of stock                           9,000           ---           15,000                ---              15,000
  Net income                                    ---           ---              ---          1,545,000           1,545,000
                                    -------------------------------------------------------------------------------------------

Balance, February 28, 1999                4,811,986        48,000           59,000          6,941,000           7,048,000

  Exercise of stock options                   4,860           ---            2,000                ---               2,000
  Net income                                    ---           ---              ---          2,037,000           2,037,000
                                    -------------------------------------------------------------------------------------------

Balance, February 29, 2000                4,816,846      $ 48,000         $ 61,000         $8,978,000          $9,087,000
-------------------------------------------------------------------------------------------------------------------------------

                The accompanying notes are an integral part of these statements.

Computer Equity Corporation and Subsidiaries


Consolidated Statements of Cash Flows
--------------------------------------------------------------------------------------------------------------------
Year ended                                                                     February 29,             February 28,
                                                                                   2000                    1999
--------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Cash and Cash Equivalents

Cash Flows from Operating Activities
     Net income                                                               $   2,037,000              $ 1,545,000
     Adjustments to reconcile net income to net cash
       provided by operating activities
          Depreciation and amortization                                             498,000                  331,000
          Deferred income taxes                                                     172,000                  (33,000)
          Gain on sale of equipment held for lease                                  (41,000)                 (23,000)
          Loss on sale of property and equipment                                        ---                    1,000
          Unrealized gain on short-term investments                                (696,000)                     ---
          Changes in operating assets and liabilities
              Increase in accounts receivable                                    (1,451,000)              (4,181,000)
              Decrease (increase) in inventories                                    773,000                 (232,000)
              Increase in short-term investments                                 (1,958,000)                     ---
              Decrease (increase) in other assets                                    91,000                  (97,000)
              Decrease in accounts payable and accrued expenses                     503,000                3,988,000
                                                                              --------------------------------------

Net Cash (Used in) Provided by Operating Activities                                 (72,000)               1,299,000
                                                                              --------------------------------------

Cash Flows from Investing Activities
     Proceeds from sale of equipment held for lease                                 171,000                  177,000
     Additions to property and equipment                                            (96,000)                 (48,000)
     Additions to equipment held for lease                                              ---                 (684,000)
                                                                              --------------------------------------

Net Cash Provided by (Used in) Investing Activities                                  75,000                 (555,000)
                                                                              --------------------------------------

Cash Flows from Financing Activities
     Principal payments on installment notes                                            ---                 (452,000)
     Issuance of common stock                                                         2,000                   27,000
                                                                              --------------------------------------

Net Cash Provided by (Used in) Financing Activities                                   2,000                 (425,000)
                                                                              --------------------------------------

Net Increase in Cash and Cash Equivalents                                             5,000                  319,000

Cash and Cash Equivalents, beginning of year                                      4,965,000                4,646,000
                                                                              --------------------------------------

Cash and Cash Equivalents, end of year                                        $   4,970,000              $ 4,965,000
--------------------------------------------------------------------------------------------------------------------

Supplemental Disclosures of Cash Flows Information

   Cash paid during the year for:
         Interest                                                             $       3,000              $    28,000
         Taxes                                                                $   1,411,000              $   826,000
--------------------------------------------------------------------------------------------------------------------

                The accompanying notes are an integral part of these statements.
                                                                               7

Computer Equity Corporation and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
February 29, 2000 and February 28, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Operations

     Computer Equity Corporation (the Company) was formed in 1987 and is engaged principally in the sale of computers, components and telecommunications equipment; lease of equipment; and management of trade shows. Transactions with the U.S. government and its agencies accounted for approximately 94 percent and 95 percent of the Company's 2000 and 1999 revenue, respectively. Accounts receivable from the U.S. government and its agencies at February 29, 2000 and February 28, 1999, were $9,568,000 and $8,233,000, respectively.

     Principles of Consolidation

     The consolidated financial statements include the accounts of the Company's
     wholly  owned  subsidiaries.   All  material   intercompany   balances  and
     transactions have been eliminated.

     Cash and Cash Equivalents

     For the purpose of the consolidated statements of cash flows, the Company considers all amounts deposited with its bank, including repurchase agreements to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation up to $100,000 per entity.

     Short-term Investments

     Short-term investments consist of marketable securities and are reported at fair value. The short-term investments are classified as trading securities. Realized gains and losses are determined using the specific identification method.

     Inventories

     Inventories consist of computer and telecommunications equipment and electronic components and are stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

     Equipment Held for Lease

     Equipment held for lease is recorded at cost and is depreciated to its estimated residual value using accelerated and straight-line methods of depreciation.

     Property and Equipment

     Property and equipment are stated at cost and depreciated over the assets' estimated useful lives of three to five years using accelerated and straight-line methods.

     Revenue Recognition

     The Company recognizes sales upon shipment and fees for service as earned over the life of the agreements.

Computer Equity Corporation and Subsidiaries

--------------------------------------------------------------------------------
February 29, 2000 and February 28, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--Continued

     Income Taxes

     The Company and its subsidiaries file a consolidated federal income tax return. Deferred taxes result primarily from temporary differences from different depreciation methods for income tax and financial reporting purposes and unrealized gains on investments.

     Employee Stock Options

     The Company prices stock options at or above the fair value on the date of the grant, and therefore no compensation expense is recognized. The pro forma disclosures required by Statement of Financial Accounting Standards
     (SFAS) No. 123 are not deemed significant and are therefore not presented.

     Using Estimates in Preparing Financial Statements

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Reclassifications

     Certain amounts in the 1999 financial statements have been reclassified to conform to the presentation in the 2000 statements.


NOTE 2 - EQUIPMENT HELD FOR LEASE

     The Company leases transportation and telecommunication equipment primarily to the U.S. government. These leases, accounted for as operating leases, are for one-year periods and are renewable. Future minimum lease payments to be received in 2000 under these operating leases are $81,000 at February 29, 2000. The amounts do not include payments to be received if leases are renewed. Upon lease termination, the Company typically sells the equipment.

Computer Equity Corporation and Subsidiaries

--------------------------------------------------------------------------------
February 29, 2000 and February 28, 1999
--------------------------------------------------------------------------------

NOTE 3 - PROPERTY AND EQUIPMENT


Property and equipment consist of the following:
                                                                   February 29,         February 28,
                                                                       2000                 1999

         Furniture and equipment                                   $   625,000          $   541,000
         Leasehold improvements                                         24,000               12,000
         Vehicles                                                       11,000               11,000
                                                                   --------------------------------

                                                                       660,000              564,000
         Accumulated depreciation and amortization                    (490,000)            (414,000)
                                                                   --------------------------------

                                                                   $   170,000          $   150,000
                                                                   --------------------------------

NOTE 4 - DEBT

     Bank Note Payable

     The Company has a $2,000,000 bank line of credit under which borrowings are limited to 90 percent of the government accounts receivable aged less than 90 days of two subsidiaries (Government Telecommunications, Inc. and Federal Services, Inc.). Borrowings are collateralized by all assets of the Company's subsidiaries and are payable on demand (interest payable monthly) with interest at the bank's prime rate plus 1/2 percent (9.25 percent and 8.25 percent at February 29, 2000 and February 28, 1999, respectively). No borrowings were outstanding under this facility at February 29, 2000 and February 28, 1999. The line of credit expires on June 30, 2000, and contains a financial ratio covenant and other restrictions including limitations on additional borrowings and changes in ownership.

     Installment Notes

     The Company has a lease financing agreement to finance equipment held for lease, which agreement is subject to annual renewal. Under this agreement, the Company has a maximum borrowing capacity of $3,000,000. The agreement contains a financial ratio covenant and other restrictions.

Computer Equity Corporation and Subsidiaries

--------------------------------------------------------------------------------
February 29, 2000 and February 28, 1999
--------------------------------------------------------------------------------

NOTE 5 - INCOME TAXES


Income tax expense (benefit) consists of the following for the years ended:

                                                                       February 29,         February 28,
                                                                           2000                 1999
         Current
             Federal                                                  $   902,000          $   876,000
             State                                                        199,000              189,000
                                                                      ---------------------------------

                                                                        1,101,000            1,065,000
         Deferred
             Federal                                                      141,000              (25,000)
             State                                                         31,000               (8,000)
                                                                      ---------------------------------

                                                                          172,000              (33,000)
                                                                      ---------------------------------
                                                                      $ 1,273,000          $ 1,032,000
                                                                      ---------------------------------

     Total income tax expense differed from expected amounts computed by applying the U.S. federal income tax rates to income before income taxes as a result of the following for the years ended:

                                                                      February 29,         February 28,
                                                                          2000                 1999

         Computed "expected" tax expense                              $ 1,125,000           $   876,000
         Increase in income taxes resulting from --
             State and local income taxes, net of
                  federal income tax benefits                             153,000               119,000
             Other                                                         (5,000)               37,000
                                                                      ---------------------------------

         Total income tax expense                                     $ 1,273,000           $ 1,032,000
                                                                      ---------------------------------

                                                                              11

Computer Equity Corporation and Subsidiaries

--------------------------------------------------------------------------------
February 29, 2000 and February 28, 1999
--------------------------------------------------------------------------------

NOTE 6 - STOCKHOLDERS' EQUITY

     The Company has a  non-qualified  stock option  plan.  The option price and term of each option are determined by a committee appointed by the board of directors. Options terminate upon cessation of employment. Changes in stock options are as follows:
                                                                       Shares                    Price per Share
----------------------------------------------------------------------------------------------------------------
         Shares under option, March 1, 1998                            324,258                    $   .17-3.00

             Options granted                                            70,200                       3.25-3.50
             Options exercised                                          (6,660)                       .17-2.50
             Options canceled                                         (106,700)                      1.50-3.25
                                                                     -----------------------------------------


         Shares under option, February 28, 1999                        281,098                    $   .25-3.50

             Options granted                                             7,500                            3.50
             Options exercised                                          (4,860)                       .25-2.50
             Options canceled                                          (47,500)                      2.50-3.25
                                                                     -----------------------------------------

         Shares under option, February 29, 2000                        236,238                    $   .25-3.50
--------------------------------------------------------------------------------------------------------------


     Options for 141,010 shares were exercisable as of February 29, 2000.

     At February 29, 2000, 266,628 shares of the Company's authorized and unissued common stock were reserved for future issuance under the Company's non-qualified stock option plan.


NOTE 7 - RETIREMENT PLAN

     The Company has a defined contribution plan which conforms to the provisions of Section 401(k) of the Internal Revenue Code. The plan covers substantially all full-time employees and allows employees to defer voluntarily a percentage of their income through contributions to the plan.

     The Company contributes a percentage of the participant's salary. The Company made mandatory contributions of $94,000 and $98,000 for the years ended February 29, 2000 and February 28, 1999, respectively.

Computer Equity Corporation and Subsidiaries

--------------------------------------------------------------------------------
February 29, 2000 and February 28, 1999
--------------------------------------------------------------------------------

NOTE 8 - COMMITMENTS AND CONTINGENCIES

     The Company leases office space, vehicles and office equipment under agreements expiring at various dates through 2004. Rent expense was $221,000 and $190,000 for the years ended February 29, 2000 and February 28, 1999, respectively.

     Future minimum operating lease payments for each year subsequent to February 29, 2000 are as follows:


        Year ending February 28/29,
                    2001                        $   234,000
                    2002                            241,000
                    2003                            247,000
                    2004                            251,000
                    2005                            166,000
                                                -----------

                                                $ 1,139,000
                                                -----------

                                                                              13